Income Taxes - Summary of tax effects of temporary differences that give rise to the deferred tax balances (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Deferred tax assets:
Tax losses carried forward	¥ 14,010	$ 2,199	¥ 12,744
Accrued expense and other current liabilities	6,100	957	3,483
Amortization and depreciation difference	2,928	460	780
Bad debt provision	844	132
Impairment of ROU assets			206
Leasing Liability	1,364	214	7,493
Prepaid rent	258	40
Less: valuation allowance	(15,740)	(2,470)	(11,450)
Deferred tax assets, net	9,764	1,532	13,256
Deferred tax liabilities:
Intangible assets	2,166	340	4,120
Right-of-use assets	1,622	254	7,493
Deferred tax liabilities, net	¥ 3,788	$ 594	¥ 11,613